UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 28, 2005

                                  KNOBIAS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     000-33315               13-3968990
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                               875 Northpark Drive
                              Building 2, Suite 500
                               Ridgeland, MS 39157
              -----------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (601) 978-3399

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On April 28, 2005, we entered into a line of credit agreement (the "LOC Agreement") with the Bank of Brookhaven for $300,000. Pursuant to the LOC Agreement, we may, at our discretion, periodically draw down funds up the maximum borrowing amount of $300,000. The LOC Agreement has a variable interest rate, which is 2.00% above New York prime; the interest rate is currently 7.75% per annum. The line of credit matures on April 27, 2006. In the event that we fail to make a payment within 15 days of its due date, we will be charged a late fee equal to 4% of the unpaid amount, or $5, whichever is greater, subject to a maximum fee of $50.

         Under Guaranty Agreements, each of Messrs. Robert Atkins, Tim Aylor, Gregory Ballard, Danny M. Dunnaway, E. Key Ramsey and Joseph Stephens, agreed to unconditionally guarantee the timely and full satisfaction of the debt payable to the Bank of Brookhaven under the LOC Agreement.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

         See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

(B)      PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

(C)      EXHIBITS.

EXHIBIT
NUMBER                                   DESCRIPTION
--------------------------------------------------------------------------------
4.1                Line of Credit Agreement*
4.2                Guaranty by Robert Atkins in favor of Bank of Brookhaven*
4.3                Guaranty by Tim Aylor in favor of Bank of Brookhaven*
4.4                Guaranty by Gregory Ballard in favor of Bank of Brookhaven*
4.5                Guaranty by Danny M. Dunnaway in favor of Bank of Brookhaven*
4.6                Guaranty by E. Key Ramsey in favor of Bank of Brookhaven*
4.7                Guaranty by Joseph Stephens in favor of Bank of Brookhaven*

* To be filed by amendment

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   KNOBIAS, INC.


Date: May 4, 2005                                 /s/ E. KEY RAMSEY
                                                  ---------------------------
                                                  E. Key Ramsey
                                                  President